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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2002, included in this Form 10-K for the year ended December 31, 2001, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-01616, 333-04073, 333-46705, 333-57233, 333-65413,
333-79425, 333-79429, 333-62760, 333-69148 and 333-69150); Form S-3 (File Nos.
333-37378 and 333-47114).

                                                         /s/ Arthur Andersen LLP
Denver, Colorado,
March 25, 2002